UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

DORCHESTER MINERALS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (214) 559-0300
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interest	DMLP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 4, 2023, the unitholders of Dorchester Minerals, L.P. (the “Partnership”) approved an Amendment No. 1 (the “Equity Incentive Program Amendment”) to the Dorchester Minerals Management LP Equity Incentive Program (the “Equity Incentive Program”). Among other changes, the Equity Incentive Program Amendment allows for Dorchester Minerals Management LP (“DM Management”) to direct the Partnership to issue common units to satisfy the awards under the Equity Incentive Program in the event that the DM Management is otherwise prohibited from purchasing common units on the open market due to legal or regulatory restrictions.

The foregoing summary does not purport to be complete and is qualified in its entirety by our Equity Incentive Program and the Equity Incentive Plan Amendment, copies of which are attached to this report as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

On October 4, 2023, Dorchester Minerals Management GP LLC (the “General Partner”), the general partner of DM Management, the general partner of the Partnership, entered into Amendment No. 3 (the “LP Amendment”) to the Amended and Restated Agreement of Limited Partnership of the Partnership dated February 1, 2003 (the “Partnership Agreement”), to allow our Partnership greater flexibility to effect asset swaps and other similar transactions; allow our general partner greater ability to establish cash reserves for acquisitions; allow our Partnership to use a combination of common units, cash from a public or private offering of common units and cash from operations of the Partnership in an acquisition of properties, without unitholder approval; protect the Partnership from coercive or unfair takeover tactics; allow our general partner greater flexibility to determine certain tax allocations with respect to oil and gas properties contributed to the Partnership; and effect certain other administratively desirable changes. The LP Amendment is effective as of October 4, 2023.

The foregoing description of the LP Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the LP Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the Equity Incentive Plan Amendment included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description of the LP Amendment included under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Limited Partners of Dorchester Minerals, L.P. (the “Partnership”) was held on October 4, 2023. The matters on which the unitholders voted, in person or by proxy, as fully described in the proxy statement for our Annual Meeting, were:

1.	To approve Amendment No. 1 to the Dorchester Minerals Management LP Equity Incentive Program;

2.	to elect three managers who will serve on the Board of Managers and be appointed to the Advisory Committee until the 2023 Annual Meeting of Limited Partners;

3.	to approve the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2023;

4.	to approve Amendment No. 3 to the Amended and Restated Agreement of Limited Partnership of Dorchester Minerals, L.P.;

5.	to approve, by a non-binding advisory vote the compensation paid to the Partnership’s named executive offers;

6.	to approve, by a non-binding advisory vote the frequency of submission to Unitholders on “Say on Pay” proposals.

Allen D. Lassiter, C.W. Russell and Ronald P. Trout were each elected to our Board of Managers and appointed to the Advisory Committee.

The results of the voting were as follows:

1.	Amendment No. 1 to the Dorchester Minerals Management LP Equity Incentive Program

Votes For	Votes Against	Abstentions	Broker Non-Votes

20,291,962	1,469,771	460,115	9,190,270

2.	Election of Managers

Manager	Votes For	Votes Withheld	Broker Non-Votes

Allen D. Lassiter	21,528,717	693,131	9,190,270
C.W. Russell	20,825,733	1,396,115	9,190,270
Ronald P. Trout	21,552,734	668,114	9,190,270

3.	Approval of the Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions

30,975,622	95,254	341,242

4.	Amendment No. 3 to the Amended and Restated Agreement of Limited Partnership of Dorchester Minerals, L.P.

Votes For	Votes Against	Abstentions	Broker Non-Votes

19,715,888	2,022,849	483,111	9,190,270

5.	Approval by a non-binding advisory vote, the compensation paid to the Partnership’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes

20,456,850	1,222,096	542,902	9,190,270

6.	Approval by a non-binding advisory vote, the frequency of submission to unitholders of advisory “Say on Pay” proposals

1 YEAR	2 YEARSt	3 YEARS	Abstentions	Broker Non-Votes

6,033,740	934,305	14,687,896	565,907	9,190,270

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment No. 3 to Amended and Restated Agreement of Limited Partnership of Dorchester Minerals, L.P.

10.1
Dorchester Minerals Management LP Equity Incentive Program (incorporated by reference to Exhibit 10.6 to the Partnership’s Amendment No. 1 to Annual Report on Form 10-K filed with the SEC on April 27, 2023)

10.2	Amendment No. 1 to the Dorchester Minerals Management LP Equity Incentive Program

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DORCHESTER MINERALS, L.P.
Registrant

Date: October 6, 2023
By: /s/ Bradley J. Ehrman
Bradley J. Ehrman
Chief Executive Officer